SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) : March 25, 1997

           LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1996, which forms Lehman Home Equity Loan Trust 1996-2, which will issue the Lehman Home Equity Loan Trust 1996-2, Home Equity Loan Asset-Backed Certificates, Series 1996-2).

                               LEHMAN ABS CORPORATION
               (Exact name of registrant as specified in its charter)


Delaware                               333-01451               13-3447441
(State or other jurisdiction         (Commission File       (IRS Employer
 of incorporation)                        Number)          Identification No.)


Three World Financial Center
 200 Vesey Street
 New York, New York                                              10022
(Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code : (212) 526-7000

                                        N/A
           (Former name or former address, if changed since last report.)



                                     Page 1 of 4        This report consists of
                                                   consecutively numbered pages.

Item 5.  Other Events.

         On March 25, April 25, 1997 and May 27, 1997 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibits 99.1, 99.2, and 99.3 hereto.

         No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  Financial Statements and Exhibits.

         (c)   The following exhibits are filed as part of this report:

               Statement  to  Certificateholders  on  March  25,  1997  filed as
Exhibit 99.1hereto.

               Statement  to  Certificateholders  on April 25,  1997  filed as
Exhibit 99.2 hereto.

               Statement  to  Certificateholders  on May  27,  1997  filed  as
Exhibit 99.3 hereto.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHASE MANHATTAN BANK
                                    (SUCCESSOR BY MERGER OF THE
                                     CHASE  MANHATTAN BANK, N.A.),
                                    AS TRUSTEE, FOR
                                    LEHMAN HOME EQUITY LOAN TRUST 1996-2

Date: June 10, 1997                 By:    /s/ Ronald Feldman
                                          -------------------
                                               Ronald Feldman
                                               Vice President

INDEX TO EXHIBITS


    Exhibit
    Number                       Description of Exhibits
    Page


      99.1       Monthly Certificateholder Statement on        5
                 March 25, 1997.

      99.2       Monthly Certificateholder Statement on       10
                 April 25, 1997.

      99.3       Monthly Certificateholder Statement on       15
                 May 27, 1997.

                                 Exhibit 99.1

             Monthly Certificateholder Statement on March 25, 1997

RUN DATE:05/19/97   15:11:30

DIST. DATE: 25-MAR-1997
REC.  DATE: 28-FEB-1997

                         Lehman Home Equity Loan Trust                Page  1
                  Commercial Mortgage Pass-Through Certificates

                                 Series 1996-2

                         Monthly Certificate Holders Report
                             Realized Loss Detail




                                                                PRINCIPAL     INTEREST
                   BEG. CERT.                                   CARRYOVER     CARRYOVER
CLASS  CUSIP        BALANCE       PRIN. DIST.      INT. DIST.   SHORTFALL     SHORTFALL         TOTAL DIST    END BALANCE

 A-1  525180AV7   28,803,477.36    1,753,043.38      161,779.53     0.00            0.00    1,914,822.91   27,050,433.98
 A-2  525180AW5   33,056,000.00            0.00      194,204.00     0.00            0.00      194,204.00   33,056,000.00
 A-3  525180AX3   17,085,000.00            0.00      105,927.00     0.00            0.00      105,927.00   17,085,000.00
 A-4  525180AY1   12,305,000.00            0.00       79,264.71     0.00            0.00       79,264.71   12,305,000.00
 A-5  525180AZ8   14,523,000.00            0.00       96,941.03     0.00            0.00       96,941.03   14,523,000.00
 B-IO    N/A               0.00            0.00            0.00     0.00            0.00            0.00            0.00
 R       N/A               0.00            0.00            0.00     0.00            0.00            0.00            0.00


   TOTAL:        105,772,477.36    1,753,043.38      638,116.27     0.00    2,263,178.07    2,391,159.65  104,019,433.98

DIST. DATE: 25-MAR-1997
REC.  DATE: 28-FEB-1997




                          Lehman Home Equity Loan Trust                Page  2
                   Commercial Mortgage Pass-Through Certificates

                                 Series 1996-2

                           Monthly Certificate Holders Report
                              Realized Loss Detail



CLASS CUSIP       ACCR INT     APPR RED AMT    UNPAID INT     PRIN FACTOR     INT FACTOR  E. BAL FACTOR  CURR RATE NEXT RATE

 A-1  525180AV7   161,779.53           0.00            0.00  38.83913905     3.58426821   599.30950860    6.74000   6.74000
 A-2  525180AW5   194,204.00           0.00            0.00   0.00000000     5.87500000 1,000.00000000    7.05000   7.05000
 A-3  525180AX3   105,927.00           0.00            0.00   0.00000000     6.20000000 1,000.00000000    7.44000   7.44000
 A-4  525180AY1    79,264.71           0.00            0.00   0.00000000     6.44166680 1,000.00000000    7.73000   7.73000
 A-5  525180AZ8    96,941.03           0.00            0.00   0.00000000     6.67500034 1,000.00000000    8.01000   8.01000
 R       N/A            0.00           0.00            0.00   0.00000000     0.00000000     0.00000000    0.00000   0.00000
 B-IO    N/A            0.00           0.00            0.00   0.00000000     0.00000000   870.84853496    2.27405   2.32281


   TOTAL:         638,116.27           0.00            0.00

DIST. DATE: 25-MAR-1997
REC.  DATE: 28-FEB-1997




                         Lehman Home Equity Loan Trust                 Page  3
                Commercial Mortgage Pass-Through Certificates

                                Series 1996-2

                        Monthly Certificate Holders Report




         Available Funds                                        2,403,968.73

         Aggregate Collection Amounts(Exclude Payheads)         2,077,829.28
         (1) Principal Payment                                    152,325.30
         (2) Interest Amount                                      549,344.01
         (3) Principal Prepayment                               1,361,367.82
         (4) Curtailment Amount                                    14,792.15
         (5) Repurchases                                                0.00
         (6) Substitutions                                              0.00
         (7) Payaheads                                             14,095.24

         Amount paid for Repurchases & Substi.(Seller)                  0.00
         Amount paid for Repurchases & Substi.(Servicer)                0.00

         Amount of Monthly Advances                               326,139.45

         Amount of Issued Payment                                       0.00
         Weighted Average Remaining Term to Maturity                  189.69

         Weighted Average Loan Rate                                 10.16162%

         Payments to the Certificate Insurer
         (1) Insurance Preminum                                    11,458.69
         (2) Reimburse. for Prior draws on Cert. Insur.Pol              0.00
         (3) Others                                                     0.00

         Servicing Compensation                                    45,247.96
         Pool Factor                                               85.188513%
         O/C Amount                                             2,250,381.92
         O/C Reduction Amount                                           0.00
         Excess O/C Amount                                              0.00
         Specified O/C Amount                                   2,690,337.22
         Excess Spread                                            224,558.11

         Amount of Excess Spread Distribution to Class A          224,558.11

DIST. DATE: 25-MAR-1997
REC.  DATE: 28-FEB-1997



                          Lehman Home Equity Loan Trust              Page  4
                Commercial Mortgage Pass-Through Certificates

                                 Series 1996-2

                     Monthly Certificate Holders Report




         Pool Beginning Balance(Mortgage Loans)                108,022,859.28

         Pool Ending Balance(Mortgage Loans)                   106,494,374.01

         Number of Mortgage Loans                                        2017

         # of Loans Delinquent(30-59 days)                                 32

         Balance of Loans Delinquent(30-59 days)                 1,763,472.39

         # of Loans Delinquent(60-89 days)                                 14

         Balance of Loans Delinquent(60-89 days)                   751,391.21

         # of Loans Delinquent(90 or more days)                             6

         Balance of Loans Delinquent(90 or more days)              384,905.37

         # of Loans Delinquent(Become REO Properties)                       1

         Balance of Loans Delinquent(Become REO Properties)         19,366.51

         # of Loans Delinquent(In Foreclosure)                             25

         Balance of Loans Delinquent(In Foreclosure)             1,347,474.14

         # of Loans Delinquent(In Bankruptcy)                              12

         Balance of Loans Delinquent(In Bankruptcy)                618,557.08

                                 Exhibit 99.2

             Monthly Certificateholder Statement on April 25, 1997

DIST. DATE: 25-APR-1997
REC.  DATE: 31-MAR-1997





                            Lehman Home Equity Loan Trust         Page  1
                    Commercial Mortgage Pass-Through Certificates

                                 Series 1996-2

                           Monthly Certificate Holders Report
                              Realized Loss Detail




                                                                 PRINCIPAL     INTEREST
                     BEG. CERT.                                  CARRYOVER     CARRYOVER
CLASS  CUSIP         BALANCE       PRIN. DIST.      INT. DIST.   SHORTFALL     SHORTFALL         TOTAL DIST    END BALANCE

 A-1  525180AV7   27,050,433.98    2,287,864.31      151,933.27       0.00            0.00    2,439,797.58   24,762,569.67
 A-2  525180AW5   33,056,000.00            0.00      194,204.00       0.00            0.00      194,204.00   33,056,000.00
 A-3  525180AX3   17,085,000.00            0.00      105,927.00       0.00            0.00      105,927.00   17,085,000.00
 A-4  525180AY1   12,305,000.00            0.00       79,264.71       0.00            0.00       79,264.71   12,305,000.00
 A-5  525180AZ8   14,523,000.00            0.00       96,941.03       0.00            0.00       96,941.03   14,523,000.00
 B-IO    N/A               0.00            0.00            0.00       0.00            0.00            0.00            0.00
 R       N/A               0.00            0.00            0.00       0.00            0.00            0.00            0.00


   TOTAL:        104,019,433.98    2,287,864.31      628,270.01       0.00    2,456,922.39    2,916,134.32  101,731,569.67

DIST. DATE: 25-APR-1997
REC.  DATE: 31-MAR-1997




                           Lehman Home Equity Loan Trust              Page  2
                  Commercial Mortgage Pass-Through Certificates

                                    Series 1996-2

                           Monthly Certificate Holders Report
                                 Realized Loss Detail



CLASS  CUSIP       ACCR INT       APPR RED AMT    UNPAID INT     PRIN FACTOR     INT FACTOR  E. BAL FACTOR  CURR RATE NEXT RATE

 A-1  525180AV7   151,933.27               0.00         0.00     50.68823799     3.36612172   548.62127060    6.74000   6.74000
 A-2  525180AW5   194,204.00               0.00         0.00      0.00000000     5.87500000 1,000.00000000    7.05000   7.05000
 A-3  525180AX3   105,927.00               0.00         0.00      0.00000000     6.20000000 1,000.00000000    7.44000   7.44000
 A-4  525180AY1    79,264.71               0.00         0.00      0.00000000     6.44166680 1,000.00000000    7.73000   7.73000
 A-5  525180AZ8    96,941.03               0.00         0.00      0.00000000     6.67500034 1,000.00000000    8.01000   8.01000
 R       N/A            0.00               0.00         0.00      0.00000000     0.00000000     0.00000000    0.00000   0.00000
 B-IO    N/A            0.00               0.00         0.00      0.00000000     0.00000000   853.84629029    2.18315   2.31170


   TOTAL:         628,270.01               0.00         0.00

DIST. DATE: 25-APR-1997
REC.  DATE: 31-MAR-1997



                         Lehman Home Equity Loan Trust              Page  3
               Commercial Mortgage Pass-Through Certificates

                                Series 1996-2

                   Monthly Certificate Holders Report




         Available Funds                                       2,928,734.32

         Aggregate Collection Amounts(Exclude Payheads)        2,633,383.60
         (1) Principal Payment                                   156,289.85
         (2) Interest Amount                                     554,212.16
         (3) Principal Prepayment                              1,859,623.28
         (4) Curtailment Amount                                   63,258.31
         (5) Repurchases                                               0.00
         (6) Substitutions                                             0.00
         (7) Payaheads                                            23,792.53

         Amount paid for Repurchases & Substi.(Seller)                 0.00
         Amount paid for Repurchases & Substi.(Servicer)               0.00

         Amount of Monthly Advances                              295,350.72

         Amount of Issued Payment                                      0.00
         Weighted Average Remaining Term to Maturity                 188.62

         Weighted Average Loan Rate                                10.15243%

         Payments to the Certificate Insurer
         (1) Insurance Preminum                                   11,268.77
         (2) Reimburse. for Prior draws on Cert. Insur.Pol             0.00
         (3) Others                                                    0.00

         Servicing Compensation                                   43,975.47
         Pool Factor                                              83.314827%
         O/C Amount                                            2,474,940.03
         O/C Reduction Amount                                          0.00
         Excess O/C Amount                                             0.00
         Specified O/C Amount                                  2,690,337.22
         Excess Spread                                           208,692.87

         Amount of Excess Spread Distribution to Class A         208,692.87

DIST. DATE: 25-APR-1997
REC.  DATE: 31-MAR-1997




                        Lehman Home Equity Loan Trust                Page  4
               Commercial Mortgage Pass-Through Certificates

                                Series 1996-2

                    Monthly Certificate Holders Report




         Pool Beginning Balance(Mortgage Loans)                106,494,374.01

         Pool Ending Balance(Mortgage Loans)                   104,415,202.57

         Number of Mortgage Loans                                        1977

         # of Loans Delinquent(30-59 days)                                 51

         Balance of Loans Delinquent(30-59 days)                 2,517,936.51

         # of Loans Delinquent(60-89 days)                                  8

         Balance of Loans Delinquent(60-89 days)                   452,573.76

         # of Loans Delinquent(90 or more days)                             8

         Balance of Loans Delinquent(90 or more days)              328,062.15

         # of Loans Delinquent(Become REO Properties)                       2

         Balance of Loans Delinquent(Become REO Properties)         76,278.01

         # of Loans Delinquent(In Foreclosure)                             28

         Balance of Loans Delinquent(In Foreclosure)             1,538,658.80

         # of Loans Delinquent(In Bankruptcy)                              17

         Balance of Loans Delinquent(In Bankruptcy)                953,253.44

                                 Exhibit 99.3

              Monthly Certificateholder Statement on May 27, 1997

DIST. DATE: 27-MAY-1997
REC.  DATE: 30-APR-1997





                     Lehman Home Equity Loan Trust                 Page  1
              Commercial Mortgage Pass-Through Certificates

                                Series 1996-2

                      Monthly Certificate Holders Report
                             Realized Loss Detail




                                                                  PRINCIPAL     INTEREST
                     BEG. CERT.                                   CARRYOVER     CARRYOVER
CLASS  CUSIP           BALANCE       PRIN. DIST.      INT. DIST.  SHORTFALL     SHORTFALL         TOTAL DIST    END BALANCE

 A-1  525180AV7   24,762,569.67    1,565,453.76      139,083.10        0.00            0.00    1,704,536.86   23,197,115.91
 A-2  525180AW5   33,056,000.00            0.00      194,204.00        0.00            0.00      194,204.00   33,056,000.00
 A-3  525180AX3   17,085,000.00            0.00      105,927.00        0.00            0.00      105,927.00   17,085,000.00
 A-4  525180AY1   12,305,000.00            0.00       79,264.71        0.00            0.00       79,264.71   12,305,000.00
 A-5  525180AZ8   14,523,000.00            0.00       96,941.03        0.00            0.00       96,941.03   14,523,000.00
 B-IO    N/A               0.00            0.00            0.00        0.00            0.00            0.00            0.00
 R       N/A               0.00            0.00            0.00        0.00            0.00            0.00            0.00


   TOTAL:        101,731,569.67    1,565,453.76      615,419.84        0.00            0.00    2,180,873.60  100,166,115.91

DIST. DATE: 27-MAY-1997
REC.  DATE: 30-APR-1997




                        Lehman Home Equity Loan Trust                 Page  2
               Commercial Mortgage Pass-Through Certificates

                                Series 1996-2

                   Monthly Certificate Holders Report
                           Realized Loss Detail



CLASS  CUSIP       ACCR INT       APPR RED AMT       UNPAID INT  PRIN FACTOR     INT FACTOR  E. BAL FACTOR  CURR RATE NEXT RATE

 A-1  525180AV7   139,083.10               0.00            0.00  34.68304147     3.08142281   513.93822913    6.74000   6.74000
 A-2  525180AW5   194,204.00               0.00            0.00   0.00000000     5.87500000 1,000.00000000    7.05000   7.05000
 A-3  525180AX3   105,927.00               0.00            0.00   0.00000000     6.20000000 1,000.00000000    7.44000   7.44000
 A-4  525180AY1    79,264.71               0.00            0.00   0.00000000     6.44166680 1,000.00000000    7.73000   7.73000
 A-5  525180AZ8    96,941.03               0.00            0.00   0.00000000     6.67500034 1,000.00000000    8.01000   8.01000
 R       N/A            0.00               0.00            0.00   0.00000000     0.00000000     0.00000000    0.00000   0.00000
 B-IO    N/A            0.00               0.00            0.00   0.00000000     0.00000000   841.09975129    2.23643   2.22118


   TOTAL:         615,419.84               0.00            0.00

DIST. DATE: 27-MAY-1997
REC.  DATE: 30-APR-1997




                    Lehman Home Equity Loan Trust                      Page  3
              Commercial Mortgage Pass-Through Certificates

                              Series 1996-2

                    Monthly Certificate Holders Report




         Available Funds                                       2,391,211.91

         Aggregate Collection Amounts(Exclude Payheads)        2,086,644.65
         (1) Principal Payment                                   156,111.84
         (2) Interest Amount                                     527,895.18
         (3) Principal Prepayment                              1,359,428.18
         (4) Curtailment Amount                                   43,209.45
         (5) Repurchases                                               0.00
         (6) Substitutions                                             0.00
         (7) Payaheads                                            28,522.15

         Amount paid for Repurchases & Substi.(Seller)                 0.00
         Amount paid for Repurchases & Substi.(Servicer)               0.00

         Amount of Monthly Advances                              304,567.26

         Amount of Issued Payment                                      0.00
         Weighted Average Remaining Term to Maturity                 187.34

         Weighted Average Loan Rate                                10.14523%

         Payments to the Certificate Insurer
         (1) Insurance Preminum                                   11,020.92
         (2) Reimburse. for Prior draws on Cert. Insur.Pol             0.00
         (3) Others                                                    0.00

         Servicing Compensation                                   43,146.40
         Pool Factor                                              82.032772%
         O/C Amount                                            2,683,632.90
         O/C Reduction Amount                                          0.00
         Excess O/C Amount                                             0.00
         Specified O/C Amount                                  2,690,337.22
         Excess Spread                                           204,716.70

         Amount of Excess Spread Distribution to Class A           6,704.29

DIST. DATE: 27-MAY-1997
REC.  DATE: 30-APR-1997



                          Lehman Home Equity Loan Trust               Page  4
                  Commercial Mortgage Pass-Through Certificates

                                   Series 1996-2

                      Monthly Certificate Holders Report




         Pool Beginning Balance(Mortgage Loans)                  104,415,202.57

         Pool Ending Balance(Mortgage Loans)                     102,856,453.10

         Number of Mortgage Loans                                          1950

         # of Loans Delinquent(30-59 days)                                   47

         Balance of Loans Delinquent(30-59 days)                   2,693,175.39

         # of Loans Delinquent(60-89 days)                                   18

         Balance of Loans Delinquent(60-89 days)                   1,029,951.27

         # of Loans Delinquent(90 or more days)                               6

         Balance of Loans Delinquent(90 or more days)                289,114.89

         # of Loans Delinquent(Become REO Properties)                         5

         Balance of Loans Delinquent(Become REO Properties)          199,598.56

         # of Loans Delinquent(In Foreclosure)                               25

         Balance of Loans Delinquent(In Foreclosure)               1,354,958.05

         # of Loans Delinquent(In Bankruptcy)                                26

         Balance of Loans Delinquent(In Bankruptcy)                1,399,097.18